Security Information






Security Purchased

CUSIP
002819AB6

Issuer
ABBOTT LABORATORIES

Underwriters
BNP Paribas, Citigroup, Morgan Stanley,
Wachovia, ABN Amro, BoA, JP Morgan, Banca
IMI, BMO Capital Markets, DBSI, Goldman
Sachs, Mitsubishi UFJ, SG Americas
Securities,
Williams Capital Group

Years of continuous operation, including predecessors
> 3 years

Security
ABT 5.6% 11/30/2017

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/6/2007

Total amount of offering sold to QIBs
1,500,000,000

Total amount of any concurrent public
offering
0

Total
1,500,000,000

Public offering price
99.70

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.45%

Rating
A1/AA

Current yield
5.62%

Benchmark vs Spread (basis points)
127 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
7,500,000
 $
7,477,425
0.50%

DWS Balanced VIP
Chicago
2,500,000
 $
2,492,475
0.17%

Total

10,000,000
 $
9,969,900
0.67%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


















Security Information






Security Purchased

CUSIP
172967EM9

Issuer
CITIGROUP INC

Underwriters
Citigroup, BoA, Bear Stearns, Credit
Suisse, DBSI,
Goldman Sachs, Greenwich Capital Markets,
Jackson Securities, Lehman Brothers, UBS
Securities, Williams Capital Group

Years of continuous operation, including predecessors
> 3 years

Security
C 6.125% 11/21/2017

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/14/2007

Total amount of offering sold to QIBs
4,000,000,000

Total amount of any concurrent public
offering
0

Total
4,000,000,000

Public offering price
99.57

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.43%

Rating
Aa3/AA

Current yield
6.15%

Benchmark vs Spread (basis points)
190 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
3,750,000
 $
3,738,713
0.25%

DWS Balanced VIP
Chicago
1,250,000
 $
1,246,238
0.08%

Total

5,000,000
 $
4,984,950
0.33%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


















Security Information






Security Purchased
Comparison Security
CUSIP
172967EQ0

Issuer
CITIGROUP INC

Underwriters
Citigroup, Bear Stearns, DBSI, Goldman
Sachs,
Lehman Brothers, BoA, Blaylock & Partners,
Credit Suisse, Greenwich Capital Markets,
Loop
Capital Markets, UBS

Years of continuous operation, including predecessors
> 3 years

Security
C 5.5% 4/11/2013

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/4/2008

Total amount of offering sold to QIBs
4,750,000,000

Total amount of any concurrent public
offering
0

Total
4,750,000,000

Public offering price
99.49

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.33%

Rating
Aa3/AA-

Current yield
5.53%

Benchmark vs Spread (basis points)
290 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
DWS Funds





DWS Balanced Fund
DWS
4,500,000
 $
4,486,455
0.30%

DWS Balanced VIP
DWS
1,500,000
 $
1,495,485
0.10%

DWS Short Duration Plus Fund
DWS
3,500,000
 $
3,489,465
0.23%

Total

9,500,000
 $
9,471,405
0.63%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


















Security Information






Security Purchased

CUSIP
880349AJ4

Issuer
TENNECO INC

Underwriters
BoA, Citigroup, DBSI, JP Morgan, RBS
Greenwich Capital

Years of continuous operation, including predecessors
> 3 years

Security
TEN 8.125% 11/15/2015

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/1/2007

Total amount of offering sold to QIBs
250,000,000

Total amount of any concurrent public
offering
0

Total
250,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.88%

Rating
B2/B+

Current yield
8.13%

Benchmark vs Spread (basis points)
390 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
145,000
 $                   144,564
0.01%

DWS Balanced VIP
Chicago
45,000
 $                     44,865
0.00%

DWS High Income Fund
Chicago
1,705,000
 $
1,699,868
0.11%

DWS High Income Trust
Chicago
205,000
 $                   204,383
0.01%

DWS High Income VIP
Chicago
255,000
 $                   254,232
0.02%

DWS Multi Market Income Trust
Chicago
125,000
 $                   124,624
0.01%

DWS Strategic Income Fund
Chicago
120,000
 $                   119,639
0.01%

DWS Strategic Income Trust
Chicago
35,000
 $                     34,895
0.00%

DWS Strategic Income VIP
Chicago
30,000
 $                     29,910
0.00%

New York Funds





DWS High Income Plus Fund
New York
335,000
 $                   333,992
0.02%

Total

3,000,000
 $
2,990,970
0.20%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


















Security Information






Security Purchased

CUSIP
428236AQ6

Issuer
HEWLETT-PACKARD CO

Underwriters
BoA, HSBC, JP Morgan, Lehman Brothers, BNP
Paribas, Credit Suisse, DBSI, Greenwich
Capital
Markets, Morgan Stanley, SG Americas

Years of continuous operation, including predecessors
> 3 years

Security
HPQ 4.5% 3/1/2013

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
2/25/2008

Total amount of offering sold to QIBs
1,500,000,000

Total amount of any concurrent public
offering
0

Total
1,500,000,000

Public offering price
99.92

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.35%

Rating
A2/A

Current yield
4.50%

Benchmark vs Spread (basis points)
157 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Balanced Fund
DWS
7,250,000
 $
7,228,178
0.48%

DWS Balanced VIP
DWS
2,500,000
 $
2,492,475
0.17%

Total

9,750,000
 $
9,720,653
0.65%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


















Security Information






Security Purchased
Comparison Security
CUSIP
92976WBJ4

Issuer
WACHOVIA CORP

Underwriters
Wachovia, Barclays, DBSI, Guzman & Co,
Morgan Keenan, MR Beal & Co, UBS

Years of continuous operation, including predecessors
> 3 years

Security
WB 5.5% 5/1/2013

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Wachovia

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/22/2008

Total amount of offering sold to QIBs
3,050,000,000

Total amount of any concurrent public
offering
0

Total
3,050,000,000

Public offering price
99.77

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.35%

Rating
Aa3/AA-

Current yield
5.51%

Benchmark vs Spread (basis points)
260 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
DWS Funds





DWS Balanced Fund
DWS
4,875,000
 $
4,860,326
0.33%

DWS Balanced VIP
DWS
1,625,000
 $
1,620,109
0.11%

DWS Short Duration Plus Fund
DWS
10,000,000
 $
9,969,900
0.67%

Total

16,500,000
 $
16,450,335
1.10%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


















Security Information






Security Purchased
Comparison Security
CUSIP
931142CM3

Issuer
WAL-MART STORES INC

Underwriters
Citigroup, Credit Suisse, Goldman Sachs,
RBS
Greenwich Capital, BoA, BBVA, Barclays,
BNP
Paribas, DBSI, Dresdner Kleinwort, HSBC,
JP
Morgan, Lehman Brothers, Mitsubishi UFJ,
Mizuho Securities, Morgan, Stanley,
Santander
Investment Bank, Standard Chartered Bank,
TD
Securities, UBS, Wachovia

Years of continuous operation, including predecessors
> 3 years

Security
WMT 6.2% 4/15/2038

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/8/2008

Total amount of offering sold to QIBs
1,500,000,000

Total amount of any concurrent public
offering
0

Total
1,500,000,000

Public offering price
99.70

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.88%

Rating
Aa2/AA

Current yield
6.22%

Benchmark vs Spread (basis points)
188 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
DWS Funds





DWS Balanced Fund
DWS
2,250,000
 $
2,243,228
0.15%

DWS Balanced VIP
DWS
750,000
 $                   747,743
0.05%

Total

3,000,000
 $
2,990,970
0.20%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.












Security Information






Security Purchased
Comparison Security
CUSIP
254683AG0

Issuer
DISCOVER CARD MASTER TRUST

Underwriters
Credit Suisse, JP Morgan, BoA, Barclays,
DBSI,
Greenwich Capital Markets, Lehman Brothers

Years of continuous operation, including predecessors
> 3 years

Security
DCENT 2008-A3 A3

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/24/2008

Total amount of offering sold to QIBs
850,000,000

Total amount of any concurrent public
offering
0

Total
850,000,000

Public offering price
99.92

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.20%

Rating
Aaa/AAA

Current yield
5.18%

Benchmark vs Spread (basis points)
219 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
DWS Funds





DWS Balanced Fund
DWS
10,000,000
 $
9,969,900
0.67%

DWS Balanced VIP
DWS
2,000,000
 $
1,993,980
0.13%

DWS Short Duration Plus Fund
DWS
15,000,000
 $
14,954,850
1.00%

Total

27,000,000
 $
26,918,730
1.80%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


















Security Information






Security Purchased

CUSIP
487836BA5

Issuer
KELLOGG CO

Underwriters
BoA, Citigroup, BNP Paribas, DBSI, Fifth
Third
Securities, Fortis Securities, HSBC,
Lloyds TSB
Bank, Mitsubishi UFJ, Rabo Securities USA,
SG
Americas Securities, Williams Capital
Group

Years of continuous operation, including predecessors
> 3 years

Security
K 4.25% 3/6/2013

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/3/2008

Total amount of offering sold to QIBs
750,000,000

Total amount of any concurrent public
offering
0

Total
750,000,000

Public offering price
99.81

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.35%

Rating
A3/BBB+

Current yield
4.26%

Benchmark vs Spread (basis points)
180 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Balanced Fund
DWS
5,000,000
 $
4,984,950
0.33%

DWS Balanced VIP
DWS
1,500,000
 $
1,495,485
0.10%

Total

6,500,000
 $
6,480,435
0.43%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


















Security Information






Security Purchased

CUSIP
911312AG1

Issuer
UNITED PARCEL SERVICE

Underwriters
Citigroup, Goldman Sachs, Merrill Lynch,
Morgan
Stanley, Bear Stearns, BNP Paribas,
CastleOak
Securities, Credit Suisse, DBSI, Wachovia,
Wells
Fargo, Williams Capital Group

Years of continuous operation, including predecessors
> 3 years

Security
UPS 4.5% 1/15/2013

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/10/2008

Total amount of offering sold to QIBs
1,750,000,000

Total amount of any concurrent public
offering
0

Total
1,750,000,000

Public offering price
99.58

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.35%

Rating
Aa2/AA-

Current yield
4.51%

Benchmark vs Spread (basis points)
145 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Balanced Fund
DWS
3,750,000
 $
3,738,713
0.25%

DWS Balanced VIP
DWS
1,250,000
 $
1,246,238
0.08%

Total

5,000,000
 $
4,984,950
0.33%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.